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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  May 22, 2000


                              PUROFLOW INCORPORATED
            --------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



                                    Delaware
            --------------------------------------------------------
                 (State or other jurisdiction of incorporation)





                0-5622                                  13-1947195
-------------------------------------    ---------------------------------------
       (Commission File Number)            (I.R.S. Employer Identification No.)




              16559 Saticoy Street, Van Nuys, California 91406-1739
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)




        Registrant's telephone number, including area code: (818)756-1388

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Item 5.  Other Events

     The Company adopted a Stockholders Rights Plan on May 28, 1999. Amendment No. 1 to the Rights Plan dated September 16, 1999 between the Company and Continental Stock Transfer & Trust Company increased the beneficial ownership threshold from 17.5% to 20% (the Amendment). The Board of Directors of the Company, on May 22, 2000, approved an increase to the beneficial ownership threshold from 20% to 30% and authorized the filing of Amendment No. 2 to the Rights Plan with Continental Stock Transfer & Trust Company.


Item 7.  Exhibits

     Amendment No. 2 to the Rights Plan dated May 22, 2000 between Puroflow Incorporated and Continental Stock Transfer & Trust Company.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PUROFLOW INCORPORATED



                              By:      /s/ MICHAEL H. FIGOF
                                 -----------------------------------------------
                                           Michael H. Figoff
                                           President and Chief Executive Officer


Dated:  June 9, 2000